UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2020

STERLING BANCORP, INC.

(Exact name of registrant as specified in its charter)

Michigan	001-38290	38-3163775
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Towne Square, Suite 1900

Southfield, Michigan 48076

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (248) 355-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SBT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Mr. Denny Kim and Mr. Steven Gallotta to the Board of Directors

On September 22, 2020, the Board of Directors (the “Board”) of Sterling Bancorp, Inc. (the “Company”), the bank holding company of Sterling Bank and Trust, FSB, Southfield, Michigan (the “Bank”), increased the size of the Board from nine to 11 directors and appointed Mr. Denny Kim and Mr. Steven Gallotta as directors to fill the newly-created vacancies on the Board, effective upon receipt of regulatory non-objection from the Office of the Comptroller of the Currency. Messrs. Kim and Gallotta have also been appointed to the Board of Directors of the Bank, also effective upon receipt of regulatory non-objection from the Office of the Comptroller of the Currency. Regardless of the specific date when such appointments become effective, Messrs. Kim and Gallotta have been nominated for re-election at the 2020 Annual Meeting of Shareholders of the Company, which is scheduled to be held on November 18, 2020 (the “2020 Annual Meeting”), to serve as directors of the Company until the 2023 annual meeting of shareholders or until their earlier resignation, retirement or other termination of service.

Mr. Kim brings over fifteen years of financial experience to the Board. Mr. Kim is an Advisor at Gemspring Capital, a lower middle market private equity fund with $1.1 billion in assets under management, where he has worked since July 2020.   He is also the Principal and Founder of 7911 Partners, a private investment and advisory firm focused on early-stage startups.   Mr. Kim spent more than eleven years as a private equity investor dedicated to investing in financial services companies, having worked at WL Ross & Co. from 2010 to 2018 and J.C. Flowers & Co. from 2004 to 2007. Mr. Kim began his career at Credit Suisse First Boston’s Investment Banking Division, where he advised on mergers, acquisitions and capital raising initiatives for financial institutions.  Mr. Kim previously served as a member of the Board of Directors of Talmer Bancorp, Inc. and as a Board Observer at Sun Bancorp, Inc.  Mr. Kim earned a Bachelor of Arts degree from Northwestern University and an MBA from Tuck School of Business at Dartmouth.

Mr. Gallotta brings over 35 years of financial reporting and assurance experience in the financial services industry to the Board. Mr. Gallotta spent the majority of his career at KPMG, from 1975 until his mandatory retirement from the firm in 2013. He became an audit partner in the New York Financial Services Practice of KPMG in 1986, serving all types of financial institutions, including depository institutions. During this time, Mr. Gallotta also served as an Advisory partner in KPMG’s Office of General Counsel. Since 2016, Mr. Gallotta has served on the board of directors of St. Patrick’s Home for the Aged and Infirm, a non-compensated role, in the Bronx, New York. Mr. Gallotta has been a certified public accountant licensed in New York since 1979. He obtained his Bachelor of Business Administration from Iona College.

There were no understandings or arrangements between Messrs. Kim and Gallotta and any other persons pursuant to which Messrs. Kim and Gallotta were elected as a directors. Messrs. Kim and Gallotta are not parties to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K. Messrs. Kim and Gallotta will participate in the Company’s director compensation program for non-employee directors, and the Board has determined that Messrs. Kim and Gallotta are independent directors under applicable Company and Nasdaq standards.

On September 22, 2020, the Company issued a press release announcing, among other things, the appointment of Messrs. Kim and Gallotta as directors of the Company and the Bank, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Decision of Ms. Rachel Tronstein Stewart to Not Stand for Re-election to the Board of Directors

On September 18, 2020, Ms. Rachel Tronstein Stewart notified the Company that, due to personal reasons, she has decided not to stand for re-election as a director of the Company when her term expires. Accordingly, Ms. Tronstein Stewart’s term as a director of the Company will expire at the 2020 Annual Meeting. Ms. Tronstein Stewart’s decision to not stand for re-election as a director of the Company was not due to any disagreement on any matter relating to the Company’s operations, policies or practices. Ms. Tronstein Stewart has also notified the Company that she will resign from the Bank’s Board of Directors effective as of the date of the 2020 Annual Meeting.

Item 8.01. Other Events.

On September 22, 2020, the Company announced that its Board has set November 18, 2020 as the date for the 2020 Annual Meeting. The 2020 Annual Meeting will be held at a time and location to be determined and specified in the Company’s proxy statement related to the 2020 Annual Meeting. The Board also set October 5, 2020 as the record date for the determination of shareholders of the Company entitled to notice of and to vote at the 2020 Annual Meeting or any adjournments or postponement thereof.

Because the Company did not hold an Annual Meeting of Shareholders earlier in the year, the Company has set a new deadline for the receipt of any shareholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for inclusion in the Company’s proxy materials for the 2020 Annual Meeting. In order to be considered timely, any such proposals must be submitted in writing and received by the Company at its principal executive office (Sterling Bancorp, Inc., Attention: General Counsel, One Towne Square, Suite 1900, Southfield, Michigan 48076) no later than 5:00 p.m. on October 2, 2020. Any proposal submitted after the above deadline will not be considered timely and will be excluded from the Company’s proxy materials. Any such shareholder proposals must also comply with rules of the Securities and Exchange Commission (the “SEC”) regarding the inclusion of shareholder proposals in proxy materials, and the Company may omit from its proxy materials any shareholder proposal that does not comply with the SEC’s rules at the time such proposal is received by the Company.

Additionally, in accordance with the advance notice provisions set forth in the Company’s Second Amended and Restated Articles of Incorporation (the “Articles of Incorporation”) and Amended and Restated Bylaws (the “Bylaws”), in order for a shareholder proposal to be submitted outside of Exchange Act Rule 14a-8 or for a director nomination submitted by a shareholder to be considered timely, it must be received by the Company at its principal executive office (Sterling Bancorp, Inc., Attention: General Counsel, One Towne Square, Suite 1900, Southfield, Michigan 48076) no later than 5:00 p.m. on October 2, 2020, which is the tenth day following the day on which public disclosure of the date of the 2020 Annual Meeting was made. Any such proposal or nomination must set forth the information specified in, and comply with all other requirements of, the Company’s Articles and Bylaws in order to be brought before the 2020 Annual Meeting

All shareholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2020 Annual Meeting must comply with applicable law, the rules and regulations promulgated by the SEC, and the procedures set forth in the Company’s Articles and Bylaws.

FORWARD-LOOKING STATEMENTS

This press release contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding the Company’s plans, expectations, thoughts, beliefs, estimates, goals, and outlook for the future that are intended to be covered by the protections provided under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time. Those statements are not guarantees of future results or performance and are subject to certain known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially from those expressed in, or implied by, such forward-looking statements. The risks, uncertainties, and other factors detailed from time to time in our public filings, including those included in the disclosures under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in our Annual Report on Form 10-K filed with the SEC on March 18, 2019, subsequent periodic reports and future periodic reports, could affect future results and events, causing those results and events to differ materially from those views expressed or implied in the Company’s forward-looking statements. Should one or more of the foregoing risks materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those projected in, or implied by, such forward-looking statements. The Company disclaims any obligation to update, revise, or correct any forward-looking statements based on the occurrence of future events, the receipt of new information, or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits

No.	Description
99.1	Press release dated September 22, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sterling Bancorp, Inc.

	By:	/s/ Steve Huber
Steve Huber
Chief Financial Officer
Date: September 23, 2020